UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, DC 20549

                            FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  November 20, 2006


                 GENERAL EMPLOYMENT ENTERPRISES, INC.
       (Exact name of registrant as specified in its charter)

           Illinois                  1-05707           36-6097429
(State or other jurisdiction of   (Commission       (I.R.S. Employer
incorporation or organization)    File Number)   Identification Number)

   One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois      60181
       (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (630) 954-0400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02, Results of Operations and Financial Condition.

On November 20, 2006, General Employment Enterprises, Inc. issued a press release containing information regarding its results of operations and financial condition for the quarter ended September 30, 2006. A copy of the press release is furnished as an exhibit to this report.


Item 9.01, Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

No.     Description of Exhibit

99.01 Press release issued by General Employment Enterprises, Inc., dated November 20, 2006.




                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   GENERAL EMPLOYMENT ENTERPRISES, INC.
                                              (Registrant)

Date:  November 21, 2006           By: /s/ Kent M. Yauch
                                   Kent M. Yauch
                                   Vice President, Chief Financial
                                   Officer and Treasurer